Airship AI Holdings, Inc. Investor Presentation

NASDAQ: AISP

www.airship.ai

September 2024

Forward-Looking Statements

This presentation includes certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as "believe," "may," "will," "estimate," "continue," "anticipate," "intend," "expect," "should," "would," "plan," "project," "forecast," "predict," "potential," "seem," "seek," "future," "outlook," and similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward looking. These forward-looking statements include, but are not limited to, (1) statements regarding estimates and forecasts of other financial, performance and operational metrics and projections of market opportunity; (2) changes in the market for Airship AI's services and technology, expansion plans and opportunities; (3) Airship AI's unit economics; (4) the projected technological developments of Airship AI; (5) current and future potential commercial and customer relationships; (6) the ability to operate efficiently at scale; (7) anticipated investments in capital resources and research and development, and the effect of these investments; (8) the ability of the Company to issue equity or equity-linked securities in the future; and (9) the inability to maintain the listing of the Company's common stock and warrants on Nasdaq. These statements are based on various assumptions, whether or not identified in this presentation, and on the current expectations of Airship AI's management and are not predictions of actual performance. These forward-looking statements are also subject to a number of risks and uncertainties, as set forth in the section entitled "Risk Factors" and "Cautionary Note Regarding Forward-Looking Statements" in the Registration Statement on Form S-4, filed with the SEC on September 11, 2023, as amended, and the other documents that the Company has filed, or will file, with the SEC, including its Annual Report on Form 10-K for the year ended December 31, 2023. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. In addition, forward looking statements reflect the Company's expectations, plans or forecasts of future events and views as of the date of this presentation. The Company anticipates that subsequent events and developments will cause its assessments to change. However, while it may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company's assessments as of any date subsequent to the date of this presentation. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Powered by Airship AI. Driven by you.

Airship AI is an enterprise AI software, hardware, and services provider that is redefining enterprise video, data, and sensor management from the edge to the cloud. Leveraging edge-enabled computer vision, our software ecosystem provides real-time actionable intelligence to data consumers when they need it, where they need it.

	~60		
Year Founded	**Employees[1]**	**Office Locations** HQ: Redmond, WA	**Nasdaq Symbol**

(1) As of September 20th, 2024

Airship AI Corporate Video


Video Will Open in Web Browser

Key Recent Company Events

- Airship AI completes SPAC transaction with BYTE and begins trading as a public company on Nasdaq under the stock symbol AISP.
- Airship AI announces strong revenue growth for the 1st Quarter and rings the closing bell on the Nasdaq Exchange.
- Airship AI announces warrant price reduction to $7.80 per share which were previously executable at $11.50 per share.
- Airship AI is added to the Russell 2000 effective market close on June 28th.
- Airship AI announces solid results and significantly improved gross profit margin for the 2nd Quarter.
- Airship AI announces closing $8M of capital raise via at-market public offering of common stock and warrants.

Key Company Highlights

100% YoY Revenue Growth With Positive Cash Flow Forecasted for 2024

FY 2023 Earnings Results Snapshot

FY 2023 Net Revenue

FY 2023 Gross Profit

Six Months 2024 Earnings Results Snapshot

Six Months 2024 Net Revenue

Six Months 2024 Gross Profit

Backlog[1]

Cash & Cash Equivalents[2]

- Six Months 2024 Net Revenue represents ~128% of the FY 23 Total Revenue
- Six Months 2024 Gross Profit represents ~119% of the FY 23 Total Gross Profit
- Backlog represents firm fixed price contracts awarded in the first six months of 2024 that will be delivered and invoiced in 2H of 2024
- Cash and Cash Equivalents does not include the proceeds from the $8M capital raise closed in September 2024

(1) As of June 30, 2024
(2) As of August 14, 2024

Airship AI Pipeline

Robust Pipeline Consisting of Opportunities Across All Three Key Market Segments

- Opportunities range from single-year to multi-year potential contract awards.
- Opportunities range from $25K to more than $10M over the life of the contract.
- Opportunities are firm-fixed-price contract efforts versus IDIQ and/or Time and Materials.
- Opportunities include a mix of software, hardware, and professional services requirements.
- Pipeline is a constantly evolving reflection of the opportunities being worked and/or competed for.
- Large (>$1M) contracts tend to be awarded late in the government fiscal year (August / September).


Pipeline by Market Segment
$139.5M
$4.5M
$4.4M
Commercial
State & Local
Federal

Artificial Intelligence Is In Our DNA

Airship AI's legacy of managing Video and Data for Enterprise Federated Organizations has uniquely positioned Airship to build and deploy advanced Artificial Intelligence based models at the Edge and in the Cloud to enable proactive decision making through Predictive and Real-Time Data Analysis.



Edge Data Generation and Ingest



Artificial Intelligence / Computer Vision


11:03

Real Time Notifications

Unlimited Use Cases. One Platform.

Airship AI's hardened hardware and software eco-system supports public safety and investigative requirements for operations across multiple verticals and use cases through the ingestion and management of data from a wide range of sensors.

End Markets



Critical Infrastructure



Law Enforcement



Military Operations



Public Transportation



K-12 / College



Emergency Services

Edge Data Sensors



Drones



Gunshot Detection



Radar



Unattended



Body Worn Cameras



CCTV

Airship AI Offering

Airship AI Computer Vision at the Edge



Airship AI Outpost →

Airship AI Data Management and Modeling



Airship AI Acropolis OS →

Airship AI Data Visualization



Airship AI Command

Airship AI Product Offerings

Edge Computer Vision

Airship AI Outpost

- Airship AI Outpost (HW/SW)
- Airship AI Outpost Mobile (SW App)



- Sensor agnostic edge data management driven by computer-vision.
- Over-The-Air (OTA) software and analytic model updates utilizing cloud-based management tool.
- Small hardened platform developed to support a wide range of operational deployment scenarios.

Data Center / Cloud Operations

Airship AI Acropolis OS

- Enterprise Management Software
- Digital Evidence Management System
- Users, User Groups, Permission Management



- Highly scalable interface capable of managing tens of sensors to tens of thousands of sensors.
- Highly secure / hardened backend compliant with most USG cyber-security requirements.
- Backend analytic capabilities to process and manage structured and unstructured data.

Edge Data Visualization

Airship AI Command

- Nexus Video Portal
- Nexus Mobile
- Nexus Client



- Thick, thin, and mobile clients enabling secure customer data access and control.
- Consistent workflow across all three platforms enabling efficient data visualization.
- Common Operational Picture (COP) with integrated video, audio, mapping, alerts / alarms.

Airship AI Is Well Established And Firmly Entrenched

Flagship customers include various U.S. Government agencies, select foreign governments, and Fortune 500 companies operating in highly complex and demanding environments.

Leading edge-based computer vision solutions integrated with our enterprise backend platform developed and tailored over the last decade to enable existing and emerging complex operational requirements.

Sensor agnostic platform enabling customers to add “smarts” to their existing infrastructure without requiring the more traditional rip-and-replace approach common to the larger physical security marketplace.

Trusted partnerships and deep technical integrations with leading-edge hardware and software technical capabilities utilized by customers across the public and private sectors.

Flagship Customer Examples

- Department of Homeland Security
- US Special Operations Command
- Texas Department of Public Safety
- City of Miami Police Department
- Home Depot
- Department of Justice
- US Intelligence Community
- Virginia State Police
- Chicago Police
- FedEx

Ecosystem Partner Include

Dejero
AXIS COMMUNICATIONS
Hanwha
NVIDIA
SILVUS TECHNOLOGIES
SPOTTER GLOBAL

Key Recent Company Wins

Airship AI receives significant sole-source award from a Department of Justice (DOJ) agency for Acropolis software platform running in FedRAMP Cloud environment.

Airship AI receives six-figure award from Singapore Public Safety agency for Acropolis software platform.

Airship AI announces $2.35M sole-source award from a Department of Justice (DOJ) agency for Outpost AI edge appliances.

Airship AI receives six-figure award from a Department of Justice (DOJ) agency for Acropolis software platform that is migrating to the FedRAMP Cloud environment.

SINGAPORE POLICE FORCE
SAFEGUARDING EVERY DAY

FedRAMP

Addressable Market

Large Government Budgets Provide Tailwinds for Airship AI

- 2024 Federal Budget includes focused investments in combatting terrorism and violence, protecting the traveling public, securing our borders, and other areas which Airship supports.
- 2024 DHS budget includes $535M for border security technology at and between ports of entry.[1]
- 2024 DOJ Budget includes $4.9B in discretionary resources for State and Local grants to protect US Communities and promote public safety.[1]


Public Safety and Security Market
$1.12T
2032[2]
10.0%
CAGR
$433B
2022[2]

(1) https://www.whitehouse.gov/wp-content/uploads/2023/03/budget_fy2024.pdf
(2) https://www.emergenresearch.com/industry-report/public-safety-and-security-market

Competitive Landscape

Airship AI Offers an End-to-End Solution in a Fragmented Marketplace

- ↗ Physical Security Information Management Systems (PSIM)
- ↗ Video Management Systems (VMS)
- ↗ Cloud Video Surveillance Platforms (VSaaS)
- ↗ Edge Hardware and Software Platforms
- ↗ Edge and Core Analytic Platforms

Differentiators

- U.S. Based and Headquartered Company
- Complete end-to-end unified solution
- Highly secure and hardened platform
- Operates On-Premise and in the Cloud
- Operates in Zero Trust environments
- Authority to Operate (ATO) Up To FedRAMP High



PSIM
fūsus
MOTOROLA
VMS
Genetec
milestone
avigilon
Cloud VSaaS
Verkada
AVA
EAGLE EYE NETWORKS
Analytics
flock safety
vintra
Ambient.ai
Edge Sensors
AXON
Hanwha
AXIS COMMUNICATIONS
AIRSHIP

Financial Summary – Nasdaq: AISP

Stock Price (9/3/24)	$2.51
52-Wk Low-High	$1.34-$14.32
Avg. Vol. (3 mo.)	2.5M
Shares Outstanding[1] (9/20/24)	26.6M
Public Float	7.0M
Insider Holdings	60.9%
Institutional Holdings (est.)	4.1%
Market Cap[1]	$66.8M
Year End	Dec 31

Stock Price & Volume



$16.00
$12.00
$8.00
$4.00
$-
250,000,000
200,000,000
150,000,000
100,000,000
50,000,000
-
Dec-23
Jan-24
Feb-24
Mar-24
Apr-24
May-24
Jun-24
Jul-24
Aug-24

FY 2023 Financial Results (12/31/23)	
Revenue	$12.3M
Gross Profit	$5.8M
Gross Margin	47%
Net Income	$16.4M
Six Months 2024 Financial Results (6/30/24)	
Revenue	$17.0M
Gross Profit	$7.1M
Gross Margin	42%
Net Loss	$13.5M
Cash & Cash Equivalents[2]	~$1.4M
Backlog[3]	**~$2.0M**
Pipeline[3]	**~$150M**

Revenue



$13.0
$14.5
$12.3
$17.0
2021
2022
2023
6 Mos. 2024

(1) After $8.0 million public offering including 2,882,883 shares of common stock, and common warrants to purchase up to 2,882,883 shares of common stock, which closed in September 2024.
(2) As of August 14, 2024
(3) As of June 30, 2024

Capital Markets Summary

AISP

Nasdaq Listed

Shares Outstanding[1]	26.6M
Options/Warrants[1]	5.1M/19.4M
Sector	Technology
Industry	Software - Infrastructure
Fiscal Year End	December 31



AIRSHIP
Nasdaq

(1) As of September 20th 2024

News Releases

- Airship AI Wins Multiple Awards for State and Local Law Enforcement Acropolis Enterprise Video and Data Management Platform Deployments - ***Sep 17, 2024***
- Airship AI Announces Closing of $8.0 Million Public Offering – ***Sep 5, 2024***
- Airship AI Announces Pricing of $8.0 Million Public Offering Priced At-Market According to Nasdaq Rules – ***Aug 29, 2024***
- Airship AI Selected by the Department of Defense for Brand Name Only Award of Acropolis Enterprise Video and Data Management Platform – ***Aug 20, 2024***
- Airship AI Reports Second Quarter 2024 Financial Results – ***Aug 14, 2024***
- Airship AI Added to Russell 3000®, Russell 2000® and Russell Microcap® Indexes – ***July 1, 2024***
- Airship AI Announces Six-Figure Contract Extension for Existing Agency Customer within the Department of Justice – ***June 25, 2024***
- Airship AI Announces Maturity Date Extension Amendment to Senior Secured Convertible Note – ***June 24, 2024***
- Airship AI Announces Six-Figure Contract Award with Fortune 100 Transportation & E-Commerce Company for Acropolis Enterprise Video and Data Management Platform Expansion – ***June 18, 2024***
- Airship AI Announces Six-Figure Sole-Source Contract Award within the Department of Justice for Acropolis Enterprise Video and Data Management Platform – ***June 11, 2024***

Upcoming and Past Events

- Baird 2024 Defense & Government Conference - ***November 21, 2024***
- 13th Annual ROTH Technology Conference - ***November 20, 2024***
- Raymond James Defense and Government Conference - ***October 17, 2024***
- Northland Growth Conference 2024 - ***June 25, 2024***
- Rings Nasdaq Closing Bell – ***May 15, 2024***
- ROTH MKM 36th Annual Growth Stock Conference – ***Mar. 17 – 19, 2024***

Analyst Coverage

ROTH MKM	Scott Searle

Leadership Team



Victor Huang
Chairman & CEO



Derek Xu
Founder & COO



Paul Allen
President



Yanda Ma
CTO, Engineering



Mark Scott
CFO

Closing Summary



One

Strong outlook of 100% YoY Profitable Revenue Growth

Two

Working pipeline of ~$150M of high probability orders

Three

Strong tailwinds in the government space for AI driven public safety solutions

Four

Investing in expanded sales and marketing efforts to penetrate new verticals

Five

New product releases supporting new customer acquisition and existing customer expansion efforts

Six

Fortified balance sheet with recent $8M equity capital raise that now positions AISP to achieve sustainable operations without the need for additional outside equity capital

AIRSHIP

Investor Relations
Chris Tyson
Executive Vice President
MZ North America
Direct: 949-491-8235
AISP@mzgroup.us
www.mzgroup.us

NASDAQ: AISP

www.airship.ai

